As filed with the Securities and Exchange Commission on August 1, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22770

NEUBERGER BERMAN MLP INCOME FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman MLP Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman MLP Income Fund Inc.

Semi-Annual Report

May 31, 2017

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	7

FINANCIAL STATEMENTS	11

FINANCIAL HIGHLIGHTS/PER SHARE DATA	22

Distribution Reinvestment Plan	24

Directory	27

Proxy Voting Policies and Procedures	28

Quarterly Portfolio Schedule	28

Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2017 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the semi-annual report for Neuberger Berman MLP Income Fund Inc. (the “Fund”), covering the six months ended May 31, 2017. It includes the portfolio commentary, a listing of the Fund’s investments, and its unaudited financial statements for the reporting period.

The Fund seeks to provide total return with an emphasis on cash distributions. To pursue this objective, the Fund’s portfolio focuses on a blend of general partner and limited partner Master Limited Partnership (MLPs) investments and select companies that have economic characteristics substantially similar to MLPs. The portfolio currently emphasizes midstream natural resources companies, which provide the infrastructure to move oil and gas from the areas of production to markets. In particular, portfolio holdings demonstrate a preference for natural gas oriented companies.

Over the reporting period, the Fund continued to modestly increase leverage in absolute dollar terms, increasing from $142.5 million as of November 30, 2016, to $161.0 million (21.5% of total investments) as of May 31, 2017. While leverage generally can magnify returns in a rising market, as it did over this six-month period, it can also produce greater losses in a declining market. In addition, the use of leverage can increase the amount of income generation and cash flow per share of common stock; however, in an environment of rising interest rates, which is likely to result in higher borrowing costs, income levels and cash flow per common share can come under pressure and can possibly be reduced.

We remain confident in the Fund’s ability to produce strong returns over the long term as a result of our focus on midstream companies that we believe will benefit if, as we expect, energy production in the U.S. continues to increase.

Thank you for your confidence in the Fund.

Sincerely,

Robert Conti

President and CEO
Neuberger Berman MLP Income Fund Inc.

Neuberger Berman MLP Income Fund Inc. Portfolio Commentary

Neuberger Berman MLP Income Fund Inc. produced a 5.91% total return on a net asset value (NAV) basis for the six months ended May 31, 2017, outperforming its benchmark, the Alerian MLP Index, which posted a 2.28% total return for the same period. (Fund performance on a market basis is provided in the table immediately following this letter.) The Fund’s use of leverage had a positive impact on performance for the reporting period.

Master Limited Partnerships (MLPs) responded favorably to the surprise outcome of the U.S. Presidential election and OPEC’s November agreement with several non-member countries to cut production. Oil prices initially rose following the OPEC announcement but have since drifted lower, albeit, not without some volatility. During this period, MLPs continued to exhibit a relatively tight correlation with oil prices. As of the period ended May 31, 2017, oil had declined from an early 2017 per barrel peak. Correspondingly, MLPs peaked in mid-February before declining somewhat through the end of the reporting period.

In our view, there is an oil price/midstream paradox. Oil prices are low because of an oversupply caused by the ongoing increase in U.S. shale oil production. Midstream MLPs benefit from transporting more oil volumes and building the requisite infrastructure to handle greater volumes. Consequently, the perception that declining oil prices are bad for midstream MLPs is not necessarily the case. However, the fear is that if prices get too low, drilling activity will slow and production will eventually fall, which would be negative for midstream MLPs. We believe the market overlooks the dramatic improvement in drilling efficiencies that have substantially reduced breakeven costs to below $50 per barrel for the prolific basins, such as the Permian in West Texas, the Scoop/Stack in Oklahoma, and the Marcellus/Utica in Pennsylvania.

While investor focus remains on oil prices, we believe the best kept secret is the natural gas story. The shale revolution and technological innovation began with natural gas. Since 2010, natural gas prices have been depressed due to the rapid increase in natural gas production. But demand for natural gas is growing rapidly, driven by power generators, industrial users, and growing exports. We continue to favor midstream natural gas-focused MLPs.

We have repositioned the Fund to capitalize on the growing disparity in the level of quality within the MLP space. Historically, during market dislocations caused by exogenous events such as the collapse in crude oil prices, MLPs tended to be highly correlated with one another and as market conditions normalized, the correlation dissipated. The Fund has relatively little overlap with the Alerian MLP Index as over 60% of the portfolio is not represented in the Index, a result of our investment strategy that routinely includes General Partnerships and non-MLP midstream companies. The Fund’s outperformance as compared to the Alerian MLP Index was driven by gains in a select number of our larger-weighted positions. We continue to be very selective and invest in companies that appear to us to have high quality assets, strong business franchises, and solid balance sheets. These MLPs have lower yields relative to the Alerian MLP Index but, in our opinion, this is a reflection of their lower risk profile and faster growth potential.

We believe the MLPs in our portfolio have the potential to provide meaningful and sustainable long-term distribution growth owing to their high quality businesses and strong balance sheets. Rising interest rates caused by a strengthening domestic economy, as well as potential inflationary policies under the Trump administration, may create headwinds for yield-oriented securities. We believe the best strategy to inoculate our portfolio from the effects of higher rates is to own equity-like securities (e.g., growth MLPs) and not to own those MLPs deemed to be bond substitutes.

Our strategy remains focused on the midstream MLP sector, which provides the infrastructure to transport oil and natural gas from areas of production to markets. Our investment thesis is based on our expectation of increasing energy consumption in the United States and throughout the world. We remain especially bullish regarding a growing appetite for natural gas and natural gas liquids. The ultimate value that underpins a midstream MLP business is the ability to act as a conduit to connect supply to demand. We believe that the burgeoning rise of the U.S. shale plays has created multiple opportunities for midstream MLP companies to build the required infrastructure to bring these growing supplies to both domestic and international markets. We are invested in a limited number of MLPs that we believe have the critical mass, balance sheet strength, and distribution coverage to capitalize on global growth opportunities.

Sincerely,

Douglas Rachlin
Lead Portfolio Manager

Yves C. Siegel
Portfolio Manager

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
MLP Income Fund Inc.	NML

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Investments*)
Master Limited Partnerships and
Related Companies	95.9%
Convertible Preferred Stock	2.6
Real Estate Investment Trust	0.9
Short-Term Investment	0.6
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS
	Inception Date*	Six Month Period Ended 05/31/2017	Average Annual Total Return Ended 05/31/2017
			1 Year	Life of Fund
At NAV[1]	03/25/2013	5.91%	27.20%	-6.56%
At Market Price[2]	03/25/2013	5.13%	33.27%	-9.48%
Index
Alerian MLP Index[3]		2.28%	6.24%	-2.88%

*	Date of initial public offering. The Fund commenced operations on March 28, 2013.

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Endnotes

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE MKT.

3	Please see “Description of Index” on page 6 for a description of the index.

For more complete information on Neuberger Berman MLP Income Fund Inc., call Neuberger Berman Investment Advisers LLC (“Management”) at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

Alerian MLP Index:	The index is a float-adjusted, capitalization-weighted index that measures the performance of energy Master Limited Partnerships (MLPs). The index’s constituents represent approximately 85% of total float-adjusted market capitalization.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund invests in securities not included in the above described index and generally does not invest in all securities included in the described index.

Schedule of Investments MLP Income Fund Inc. (Unaudited) May 31, 2017

NUMBER OF SHARES		VALUE

Master Limited Partnerships and Related Companies 122.6%

Coal & Consumable Fuels 9.1%
1,876,000	Alliance Holdings GP, L.P.	$53,109,560	(a)

Leisure Facilities 9.7%
800,000	Cedar Fair L.P.	56,816,000	(a)

Oil & Gas Storage & Transportation 96.0%
800,000	American Midstream Partners LP	9,640,000	(a)
826,000	Antero Midstream Partners LP	28,612,640	(a)
454,645	DCP Midstream Partners, LP	15,357,908	(a)
246,000	Dominion Midstream Partners, LP	7,047,900	(a)
576,000	Energy Transfer Equity, L.P.	9,815,040	(a)
4,500,000	Energy Transfer Equity, L.P.	68,485,003	*(b)(d)
2,100,000	Energy Transfer Partners, L.P.	45,696,000	(a)
1,460,000	Enterprise Products Partners L.P.	39,142,600	(a)
608,782	EQT GP Holdings LP	15,919,649	(a)
526,000	EQT Midstream Partners, LP	38,797,760	(a)
876,000	MPLX LP	28,951,800	(a)
240,000	NuStar Energy L.P.	10,939,200	(a)
1,343,571	NuStar GP Holdings, LLC	34,865,667	(a)
986,000	ONEOK, Inc.	48,984,480	(a)
200,000	ONEOK Partners, L.P.	9,782,000	(a)
90,000	Plains All American Pipeline, L.P.	2,383,200	(a)
256,000	Spectra Energy Partners, LP	11,043,840	(a)
336,000	Targa Resources Corp.	15,432,480	(a)
664,000	Teekay LNG Partners L.P.	10,092,800	(a)
1,676,000	Western Gas Equity Partners, LP	72,721,640	(a)
586,000	Western Gas Partners, LP	32,657,780	(a)
232,000	Williams Cos., Inc.	6,635,200	(a)
		563,004,587

Propane 0.7%
90,000	AmeriGas Partners, L.P.	3,990,600	(a)

Utilities 7.1%
1,200,000	NextEra Energy Partners LP	41,448,000	(a)

Total Master Limited Partnerships and Related Companies (Cost $631,525,054)		718,368,747

Convertible Preferred Stock 3.3%

Oil & Gas Storage & Transportation 3.3%
4,500,000	Energy Transfer Equity, L.P., Preferred (Cost $3,937,500)	19,497,588	(b)(d)

See Notes to Financial Statements	7

Schedule of Investments MLP Income Fund Inc. (Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Real Estate Investment Trust 1.2%

Specialized REIT 1.2%
70,000	Crown Castle International Corp. (Cost $6,194,525)	$7,115,500	(a)

Short-Term Investment 0.8%

Investment Company 0.8%
4,562,686	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class, 0.67%	4,562,686	(c)
	(Cost $4,562,686)
Total Investments 127.9% (Cost $646,219,765)		749,544,521
Other Assets Less Liabilities (27.9%)		(163,291,785)
Net Assets Applicable to Common Stockholders 100.0%		$586,252,736

*	Non-income producing security.
(a)	All or a portion of this security is pledged with the custodian for loans payable.
(b)	Security fair valued as of May 31, 2017 in accordance with procedures approved by the Board of Directors. Total value of all such securities at May 31, 2017 amounted to $87,982,591, which represents 15.0% of net assets applicable to common stockholders of the Fund.
(c)	Represents 7-day effective yield as of May 31, 2017.
(d)	These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale. At May 31, 2017, these securities amounted to $87,982,591, which represents 15.0% of net assets applicable to common stockholders of the Fund.

			Acquisition Cost		Fair Value
			Percentage of Net		Percentage of Net
			Assets Applicable		Assets Applicable
			to Common		to Common
			Stockholders as of	Value as of	Stockholders as
Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Date	5/31/2017	of 5/31/2017
Energy Transfer Equity, L.P.	3/16/2016	$57,957,425	15.0%	$68,485,003	11.7%
Energy Transfer Equity, L.P.,	3/16/2016	3,937,500	1.0	19,497,588	3.3
Preferred
		$61,894,925		$87,982,591	15.0%

See Notes to Financial Statements	8

Schedule of Investments MLP Income Fund Inc. (Unaudited) (cont’d)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of May 31, 2017:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3(a)	Total
Master Limited Partnerships and Related Companies
Coal & Consumable Fuels	$53,109,560	$—	$—	$53,109,560
Leisure Facilities	56,816,000	—	—	56,816,000
Oil & Gas Storage & Transportation	494,519,584	—	68,485,003	563,004,587
Propane	3,990,600	—	—	3,990,600
Utilities	41,448,000	—	—	41,448,000
Total Master Limited Partnerships and Related Companies	649,883,744	—	68,485,003	718,368,747
Convertible Preferred Stock
Oil & Gas Storage & Transportation	—	—	19,497,588	19,497,588
Real Estate Investment Trusts
Specialized REITs	7,115,500	—	—	7,115,500
Short-Term Investment	—	4,562,686	—	4,562,686
Total Investments	$656,999,244	$4,562,686	$87,982,591	$749,544,521

(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change
										in unrealized
										appreciation/
				Change in						(depreciation)
	Beginning	Accrued	Realized	unrealized			Transfers	Transfers	Balance	from investments
	balance	discounts/	gain/	appreciation/			in to	out of	as of	still held as of
	as of 12/1/2016	(premiums)	(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	5/31/2017	5/31/2017
Investments in
Securities:
Master Limited
Partnerships
and Related
Companies
Oil & Gas
Storage &
Transportation	$64,429,386	$—	$—	$4,055,617	$—	$—	$—	$—	$68,485,003	$4,055,617
Convertible
Preferred Stock
Oil & Gas
Storage &
Transportation	19,932,044	—	—	(434,456)	—	—	—	—	19,497,588	(434,456)
Total	$84,361,430	$—	$—	$3,621,161	$—	$—	$—	$—	$87,982,591	$3,621,161

As of the six months ended May 31, 2017, no securities were transferred from one level (as of November 30, 2016) to another.

See Notes to Financial Statements	9

Schedule of Investments MLP Income Fund Inc. (Unaudited) (cont’d)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of May 31, 2017:

							Impact to
						Input	valuation
					Amount	value	from an
	Asset	Fair value	Valuation	Unobservable	or range	per	increase
	class	at 5/31/2017	techniques	inputs	per unit	unit	in input

				Quarterly Cash
	Master Limited			Distribution	$0.285	$0.285	Increase
	Partnerships			Discount
	and Related		Income	for Lack of
Energy Transfer Equity, L.P.	Companies	$68,485,003	Approach	Marketability	4.3%	4.3%	Decrease

				Quarterly Cash
				Distribution	$0.285	$0.285	Increase
				Discount
	Convertible		Income	for Lack of
Energy Transfer Equity, L.P., Preferred	Preferred Stock	$19,497,588	Approach	Marketability	4.3%	4.3%	Decrease

See Notes to Financial Statements	10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman
MLP INCOME
FUND INC.
Assets	May 31, 2017
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$749,544,521
Dividends and interest receivable	2,111
Prepaid expenses and other assets	33,126
Total Assets	749,579,758
Liabilities
Loans payable (Note A)	161,000,000
Payable for securities purchased	882,396
Distributions payable—common stock	136,943
Payable to investment manager (Note B)	485,032
Payable to administrator (Note B)	161,677
Payable to directors	2,064
Interest payable (Note A)	14,239
Accrued expenses and other payables	644,671
Total Liabilities	163,327,022
Net Assets applicable to Common Stockholders	$586,252,736
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$827,386,900
Accumulated net investment income (loss), net of income taxes	(8,682,684)
Accumulated net realized gains (losses) on investments, net of income taxes	(292,828,056)
Net unrealized appreciation (depreciation) in value of investments, net of income taxes	60,376,576
Net Assets applicable to Common Stockholders	$586,252,736
Shares of Common Stock Outstanding ($.0001 par value; 1,000,000,000 shares authorized)	56,658,928
Net Asset Value Per Share of Common Stock Outstanding	$10.35

* Cost of Investments	$646,219,765

See Notes to Financial Statements	11

Statement of Operations (Unaudited)

Neuberger Berman
MLP INCOME
FUND INC.
For the
Six Months
Ended
May 31, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$22,882,198
Return of capital on dividends from master limited partnerships and related companies	(22,169,443)
Net dividend income—unaffiliated issuers	712,755
Interest income—unaffiliated issuers	7,420
Total income	$720,175
Expenses:
Investment management fees (Note B)	2,888,485
Administration fees (Note B)	962,828
Audit fees	29,307
Custodian and accounting fees	133,896
Legal fees	121,087
Stock exchange listing fees	7,403
Stockholder reports	59,836
Stock transfer agent fees	10,210
Interest expense (Note A)	2,489,461
Directors' fees and expenses	25,766
Franchise and income tax expense	152,344
Miscellaneous	3,980
Total expenses	6,884,603
Net investment income (loss)	$(6,164,428)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(8,046,838)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	47,164,460
Net gain (loss) on investments	39,117,622
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$32,953,194

See Notes to Financial Statements	12

Statements of Changes in Net Assets

Neuberger Berman
	MLP INCOME FUND INC.
	Six Months
	Ended
	May 31, 2017	Year Ended
	(Unaudited)	November 30, 2016

Increase (Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income (loss)	$(6,164,428)	$(13,317,011)
Net realized gain (loss) on investments	(8,046,838)	(292,106,138)
Change in net unrealized appreciation (depreciation) of investments	47,164,460	292,111,197
Net increase (decrease) in net assets applicable to Common Stockholders resulting
from operations	32,953,194	(13,311,952)
Distributions to Common Stockholders From (Note A):
Tax return of capital	(18,697,440)	(48,691,158)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	—	755,606
Total net proceeds from capital share transactions	—	755,606
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders	14,255,754	(61,247,504)
Net Assets Applicable to Common Stockholders:
Beginning of period	571,996,982	633,244,486
End of period	$586,252,736	$571,996,982
Accumulated net investment income (loss), net of income taxes, at end of period	$(8,682,684)	$(2,518,256)

See Notes to Financial Statements	13

Statement of Cash Flows (Unaudited)

Neuberger Berman
MLP INCOME
FUND INC.
For the
Six Months
Ended
May 31, 2017

Increase (Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$32,953,194
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(59,139,673)
Proceeds from disposition of investment securities	46,946,872
Purchase/sale of short-term investment securities, net	(3,963,863)
Increase in dividends and interest receivable	(1,495)
Increase in prepaid expenses and other assets	(32,061)
Increase in payable for securities purchased	160,662
Increase in payable to investment manager	55,115
Increase in payable to administrator	18,371
Increase in payable to directors	1,577
Increase in interest payable	3,269
Increase in accrued expenses and other payables	154,782
Return of capital on dividends	22,169,443
Unrealized (appreciation)/depreciation on securities	(47,164,460)
Net realized (gain)/loss from investments	8,046,838
Net cash provided by (used in) operating activities	$208,571
Cash flows from financing activities:
Cash distributions paid on common stock	(18,708,571)
Cash receipts from loan	18,500,000
Net cash provided by (used in) financing activities	$(208,571)
Net increase (decrease) in cash	—
Cash:
Beginning balance	—
Ending balance	$—
Supplemental disclosure:
Cash paid for interest	$2,486,192

See Notes to Financial Statements	14

Notes to Financial Statements Neuberger Berman MLP
Income Fund Inc. (Unaudited)

Note A – Summary of Significant Accounting Policies:

1

General: Neuberger Berman MLP Income Fund Inc. (the “Fund”) was organized as a Maryland corporation on November 16, 2012 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments

●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities (including master limited partnerships) and convertible preferred stock, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, “MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. For the six months ended May 31, 2017, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations to be approximately 0.0% as income and approximately 100.0% as return of capital.

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4

Income tax information: The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

At May 31, 2017, the cost of investments on a U.S. federal income tax basis was $544,513,774. Gross unrealized appreciation of investments was $236,974,323 and gross unrealized depreciation of investments was $31,943,576 resulting in net unrealized appreciation of $205,030,747 based on cost for U.S. federal income tax purposes.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income or loss in computing its own taxable income or loss. The Fund’s income tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2017, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$65,774,298
Capital loss carryforwards	111,105,579
AMT credit carryforward	616,019
Total deferred tax asset, before valuation allowance	177,495,896
Valuation allowance	(95,636,461)
Net deferred tax asset, after valuation allowance	81,859,435
Deferred tax liabilities:
Unrealized gains on investment securities	81,859,435
Total net deferred tax asset	—

At May 31, 2017, a valuation allowance on deferred tax assets was deemed necessary because Management does not believe that it is more likely than not that the Fund will be able to recognize its deferred tax assets through future taxable income. The impact of any adjustments to the Fund’s estimates of future taxable income will be made in the same period that such determination is made. The Fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2017, the Fund had no uncertain tax positions.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized gains on investments for the six months ended May 31, 2017, as follows:

Application of statutory income tax rate	$11,533,618
State income tax benefit, net of federal tax benefit	710,959
Tax benefit on permanent items	(324,530)
Valuation allowance	(11,920,047)
Total income tax benefit	$—

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

Net operating loss carryforwards and capital loss carryforwards are available to offset future taxable income. The Fund has the following net operating loss carryforwards and capital loss carryforwards amounts:

	Net Operating Loss
Fiscal Period Ended	Carryforwards	Expiration
November 30, 2014	$89,632,265	November 30, 2034
November 30, 2016	35,502,250	November 30, 2036
May 31, 2017	43,256,920	May 31, 2037
	$168,391,435

	Capital Loss
Fiscal Period Ended	Carryforwards	Expiration
November 30, 2014	$10,417,472	November 30, 2019
November 30, 2015	23,361,453	November 30, 2020
November 30, 2016	261,892,019	November 30, 2021
May 31, 2017	3,457,759	November 30, 2022
	$299,128,703

5

Distributions to common stockholders: It is the policy of the Fund to declare quarterly and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund currently intends to pay distributions out of its distributable cash flow, which generally consists of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Distributions to common stockholders relating to in-kind dividends or distributions received by the Fund on its investments will be paid in cash or additional shares of common stock. There is no assurance that the Fund will always be able to pay distributions of a particular size. The composition of the Fund’s distributions for the calendar year 2017 will be reported to Fund stockholders on IRS Form 1099DIV. Distributions to common stockholders are recorded on the ex-date.

The Fund invests a significant portion of its assets in MLPs. The distributions the Fund receives from MLPs are generally composed of income and/or return of capital, but the MLPs do not report this information to the Fund until the following calendar year. At May 31, 2017, the Fund estimated these amounts within the financial statements since the information is not available from the MLPs until after the Fund’s fiscal year-end. For the six months ended May 31, 2017, the character of distributions paid to stockholders disclosed within the Statement of Changes in Net Assets is based on estimates made at that time. All estimates are based upon MLP information sources available to the Fund. Based on past experience with MLPs, it is likely that a portion of the Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, the Fund learns the nature of the distributions paid by MLPs during the previous year. After all applicable MLPs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after fiscal year-end and reported to Fund stockholders on IRS Form 1099DIV.

On March 31, 2017, the Fund declared a monthly distribution to common stockholders in the amount of $0.055 per share payable on June 30, 2017 to common stockholders of record on June 15, 2017 with an ex-date of June 13, 2017. Subsequent to May 31, 2017, the Fund declared three monthly distributions to common stockholders in the amount of $0.055 per share per month, payable on July 31, 2017, August 31, 2017 and September 29, 2017, to common stockholders of record on July 17, 2017, August 15, 2017 and September 15, 2017, respectively.

6

Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7

Financial leverage: In July 2013, the Fund entered into a $500 million secured, committed, margin facility (the “Old Facility”) with Merrill Lynch Professional Clearing Corp. that had a 270-day rolling term that reset daily. Under the Old Facility, interest was charged on LIBOR loans at an adjusted LIBOR rate and was payable on the last day of each interest period. On April 14, 2015, the Fund terminated the Old Facility and entered into a $500 million secured, committed, leverage facility (the “New Facility”) with Société Générale, consisting of $300 million in committed floating-rate debt financing and $200 million in committed fixed-rate debt financing.

On January 15, 2016, the Fund entered into an amendment to the credit agreement underlying the New Facility (the “January Amendment”). The January Amendment waived prior compliance with, and amended certain terms relating to, the Fund’s levels of net assets and the covenant relating to distributions; amended certain other terms relating to margin requirements; and reduced the amount of permitted leverage. On March 31, 2016, the Fund entered into an additional amendment to the credit agreement underlying the New Facility (the “March Amendment”). The March Amendment decreased the lender’s total commitment from $500 million to $200 million, bringing the amount of available debt financing in line with the Fund’s then-current asset level, and amended the terms of the commitment fees and duration of the floating-rate revolving portion of the New Facility. The Fund paid $4,203,658 in breakage expenses/penalty fees in connection with reducing the principal amount of its fixed-rate loans. The Fund now has access to committed financing of up to $100 million in floating-rate debt and $100 million in fixed-rate debt, consisting of a $50 million loan due April 14, 2020 and $50 million loan due April 14, 2022. Under the New Facility, interest is charged on floating-rate loans based on an adjusted LIBOR rate and is payable on the last day of each interest period. Interest is charged on the two fixed rate loans at 3.28% and 3.64%, respectively, and interest is payable on the last day of each interest period.

The Fund is required to pay a commitment fee under the New Facility if the level of debt outstanding falls below a certain percentage. During the reporting period, the Fund was required to pay this commitment fee. The commitment fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the New Facility, the Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets.

For the period from December 1, 2016 to May 31, 2017, the average principal balance and interest rate was approximately $156 million and 3.06%, respectively. At May 31, 2017, the principal balance outstanding under the New Facility was $161 million.

8

Concentration of risk: Under normal market conditions, the Fund will concentrate in MLPs, many of which operate in the natural resources industry. The natural resources industry includes companies involved in: exploration and production, refining and marketing, coal and metals mining, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation, distribution, development, gathering, processing and renewable resources. The focus of the Fund’s portfolio on a specific group of largely interrelated sectors may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry.

9

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B – Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.75% of its average weekly Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average weekly Managed Assets under this agreement. Additionally, Management retains US Bancorp Fund Services, LLC (“USBFS”) as its sub-administrator under a Sub-Administration Agreement. Management pays USBFS a fee for all services received under the agreement.

Prior to January 1, 2016, Neuberger Berman LLC was retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Directors of the Fund are also employees of Management.

Note C—Securities Transactions:

During the six months ended May 31, 2017, there were purchase and sale transactions of long-term securities of $59,139,673 and $48,521,872, respectively.

During the six months ended May 31, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

Transactions in shares of common stock for the six months ended May 31, 2017 and the year ended November 30, 2016 were as follows:
	For the Six	For the
	Months Ended	Year Ended
	May 31, 2017	November 30, 2016
Stock Issued on Reinvestment of Dividends and Distributions	—	112,249
Net Increase in Common Stock Outstanding	—	112,249

Note E—Recent Accounting Pronouncement:

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact, if any, that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

In December 2016, FASB issued ASU No. 2016-19, “Technical Corrections and Improvements” (“ASU 2016-19”). The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique. The amendments also require an entity to disclose when it has changed either a valuation approach and/or a valuation technique. The guidance is effective for interim and annual reporting periods beginning after December 15, 2016. Management is currently evaluating the impact, if any, of applying this guidance.

On August 26, 2016, FASB issued a new ASU No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The types of transactions addressed in ASU 2016-15 are debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance, distributions received from equity method investees, and beneficial interests in securitization transactions. The amendments also clarify how the predominance principle should be applied. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued a new ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows show the changes during the period in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this guidance.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

MLP Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding period.

						Period from
	Six Months Ended					March 28, 2013*
	May 31, 2017		Year Ended November 30,			through
	(Unaudited)		2016	2015	2014	November 30, 2013
Common Stock Net Asset Value,
Beginning of Period	$10.10		$11.20	$20.68	$19.71	$19.10
Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)¢	(0.11)		(0.24)	(0.08)	0.33	(0.06)
Net Gains or Losses on Securities (both realized
and unrealized)	0.69		(0.00)	(8.14)	1.90	1.45
Total From Investment Operations
Applicable to Common Stockholders	0.58		(0.24)	(8.22)	2.23	1.39

Less Distributions to Common
Stockholders From:
Net Investment Income	—		—	—	—	—
Tax Return of Capital	(0.33)		(0.86)	(1.26)	(1.26)	(0.74)
Total Distributions to Common Stockholders	(0.33)		(0.86)	(1.26)	(1.26)	(0.74)
Less Capital Charges:
Issuance of Common Stock	—		—	—	—	(0.04)
Common Stock Net Asset Value, End of Period	$10.35		$10.10	$11.20	$20.68	$19.71
Common Stock Market Value, End of Period	$9.49		$9.33	$10.59	$18.99	$18.18
Total Return, Common Stock Net Asset Value†	5.91	%@@	0.77%	(41.24)%	11.89%	7.27	%@@
Total Return, Common Stock Market Value†	5.13	%@@	(1.55)%	(39.49)%	11.39%	(5.51	)%@@

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders,
End of Period (in millions)	$586.3		$572.0	$633.2	$1,168.8	$1,114.0
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Expenses Including Deferred Income Tax
(Benefit) Expense#	2.24	%@	3.86%	(9.75)%	7.81%	5.65	%@
Ratio of Expenses Excluding Deferred Income Tax
(Benefit) Expense	2.24	%@	3.86%	2.38%	1.77%	1.43	%@
Ratio of Net Investment Income (Loss) Including
Deferred Income Tax Benefit (Expense)#	(2.00	)%@	(2.80)%	10.99%	(7.24)%	(5.09	)%@
Ratio of Net Investment Income (Loss) Excluding
Deferred Income Tax Benefit (Expense)	(2.00	)%@	(2.80)%	(1.13)%	(1.20)%	(0.87	)%@
Portfolio Turnover Rate	6	%@@	49%	43%	10%	0	%@@
Loans Payable (in millions)	$161.0		$142.5	$325.0	$410.0	$405.0
Asset Coverage Per $1,000 of Loans PayableØ	$4,641		$5,014	$2,948	$3,851	$3,751

See Notes to Financial Highlights	22

Notes to Financial Highlights MLP Income Fund Inc. (Unaudited)

*	Commencement of operations.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost.

#	For the six months ended May 31, 2017, and for the years ended November 30, 2016 and November 30, 2015, the Fund accrued $0, $0 and $117,348,831, respectively, for net deferred income tax benefit. For the year ended November 30, 2014, the Fund accrued $72,009,636 for net deferred income tax expense. For the period from March 28, 2013 through November 30, 2013, the Fund accrued $45,339,195 for net deferred income tax expense, which is included in this ratio on a non-annualized basis.

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

@	Annualized.

@@	Not annualized.

Ø	Calculated by subtracting the Fund’s total liabilities (excluding loans payable and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

Distribution Reinvestment Plan

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and other distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as its then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or other distribution after the account is opened.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and other distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on its Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Fund may, but is not required to, issue new Shares. If the Fund does not issue new Shares, and the net asset value per Share exceeds the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, then the Plan Agent, or a broker-dealer selected by the Plan Agent, shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-distribution” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for its account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate its account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of its account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and other distributions payable on Shares held in its name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

Directory

Investment Manager and Administrator	Plan Agent
Neuberger Berman Investment Advisers LLC	American Stock Transfer & Trust Company, LLC*
1290 Avenue of the Americas	Plan Administration Department
New York, NY 10104-0002	P.O. Box 922
877.461.1899 or 212.476.8800	Wall Street Station
New York, NY 10269-0560
Custodian
U.S. Bank, National Association	Overnight correspondence should be sent to:
1555 North Rivercenter Drive, Suite 302	American Stock Transfer & Trust Company, LLC*
Milwoukee, WI 53212	6201 15th Avenue
Brooklyn, NY 11219
Transfer Agent
American Stock Transfer & Trust Company, LLC*	Legal Counsel
6201 15th Avenue	K&L Gates LLP
Brooklyn, NY 11219	1601 K Street, NW
Washington, DC 20006-1600
Computershare, Inc. (As of May 31, 2017)
480 Washington Boulevard	Independent Registered Public Accounting Firm
Jersey City, NJ 07310	Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

*	As of May 31, 2017, Computershare, Inc. served as the Fund’s Transfer Agent and Plan Agent. Effective June 13, 2017, American Stock Transfer & Trust Company, LLC became the Fund’s Transfer Agent and Plan Agent.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■Social Security number and account balances
■income and transaction history
■credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Fund’s stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?	We collect your personal information, for example, when you

■open an account or provide account information
■seek advice about your investments or give us your income information
■give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

■sharing for affiliates’ everyday business purposes—information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn’t jointly market.

This is not part of the Fund’s stockholder report.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer of shares of the Fund.

N0131 07/17

Item 2. Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman MLP Income Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports on Form N-CSR.

Item 6. Schedule of Investments.

The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR. There have been no changes in any of the Portfolio Managers since the filing of the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman MLP Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: August 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: August 1, 2017

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: August 1, 2017